INVESTOR PRESENTATION NOVEMBER 2023 TRANQUILITY BAY BEACHFRONT RESORT

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflect ed in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s third quarter 2023 earnings press release dated November 1, 2023. 2

WHY DIAMONDROCK? 1 2 3 4 5 High Quality & Geographically Diverse Hotels Track Record of Driving Internal and External Growth Robust Outlook For Group & Leisure Demand ESG Leadership Strong Liquidity and Flexible Balance Sheet Robust ROI Pipeline and Highly Liquid Portfolio 6 Experienced Management7 3

DIAMONDROCK AT A GLANCE DIVERSIFIED GEOGRAPHY DIVERSIFIED PROPERTIES FINANCIAL SUMMARY Net Debt2 to TTM EBITDA Total Debt1 $1.2B 3.8x Total Debt to Gross Book Value 29% TTM Revenue $1.1B TTM Corporate Adj. EBITDA $282MM Q3 2023 PORTFOLIO 9,724 36 25 ROOMS GEOGRAPHIC MARKETS PROPERTIES 3. 2022 EBITDA, proforma for 2022 & 2023 acquisitions 1. Excludes preferred capital 2. Cash includes corporate cash, excludes preferred capital MARKET % OF 2022 EBITDA3 Atlanta 1.3% Austin 2.5% Boston 10.2% Burlington 2.7% Charleston 3.2% Chicago 14.2% DC 1.1% Denver 3.7% Destin 3.7% Florida Keys 8.4% Fort Lauderdale 7.7% Fort Worth 4.2% Huntington Beach 2.7% Lake Tahoe 1.4% New Orleans 2.0% New York City 6.9% Paradise Valley/Yellowstone 0.9% Phoenix 1.8% Salt Lake City 2.9% San Diego 2.9% San Francisco 0.3% Sausalito 3.9% Sedona 4.5% Sonoma 2.8% Vail 4.1% Total 100.0% 4

WELL POSITIONED PORTFOLIO: LEISURE AS A LONG-TERM SECULAR DRIVER

DiamondRock Hospitality

24 Hotels
4,312 Keys

57% of Portfolio by Revenue

15 Independent Hotels

100% Unencumbered by Management

LUXURY & LIFESTYLE RESORTS

AUSTIN, TX



LAKE AUSTIN SPA RESORT

MARATHON, FL



TRANQUILITY BAY RESORT

FORT LAUDERDALE, FL



WESTIN FORT LAUDERDALE BEACH RESORT

PRAY, MT



CHICO HOT SPRINGS

SEDONA, AZ



L'AUBERGE DE SEDONA

DESTIN, FL



HENDERSON BEACH RESORT

LAKE TAHOE, CA



THE LANDING RESORT AND SPA

HUNTINGTON BEACH, CA



KIMPTON SHOREBREAK RESORT

VAIL, CO



THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL



HENDERSON PARK INN

FORT LAUDERDALE, FL



KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT

KEY WEST, FL



HAVANA CABANA

SAUSALITO, CA



CAVALLO POINT

KEY WEST, FL



MARGARITAVILLE BEACH HOUSE KEY WEST

SEDONA, AZ



ORCHARDS INN

SONOMA, CA



THE LODGE AT SONOMA RESORT

URBAN LIFESTYLE HOTELS

BURLINGTON, VT



HOTEL CHAMPLAIN BURLINGTON

CHARLESTON, SC



THE LINDY CHARLESTON HISTORIC DISTRICT

CHICAGO, IL



THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO



HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ



HOTEL PALOMAR PHOENIX

SAN FRANCISCO, CA



HOTEL EMBLEM

NEW ORLEANS, LA



BOURBON ORLEANS HOTEL

BOSTON, MA



THE DAGNY BOSTON

Notes: Revenue is trailing twelve months as of Q3 2023

5

WELL POSITIONED PORTFOLIO: GROUP AND URBAN DEMAND RECOVERY

DiamondRock Hospitality

URBAN GROUP HOTELS

6 Hotels
3,853 Keys

31% of Portfolio by Revenue

Strong Convention Markets

BOSTON, MA



WESTIN BOSTON SEAPORT

CHICAGO, IL



CHICAGO MARRIOTT MAGNIFICIENT MILE

SAN DIEGO, CA



WESTIN SAN DIEGO BAYVIEW

FORT WORTH, TX



THE WORTHINGTON

SALT LAKE CITY, UT



SALT LAKE CITY MARRIOTT DOWNTOWN

WASHINGTON, DC


1400
THE WESTIN

WESTIN WASHINGTON, D.C. CITY CENTER

URBAN LIMITED-SERVICE HOTELS

4 Hotels
969 Keys

9% of Portfolio by Revenue

100% Unencumbered by Management

NEW YORK, NY



HILTON GARDEN TIMES SQUARE CENTRAL

NEW YORK, NY



COURTYARD MANHATTAN/FIFTH AVENUE

NEW YORK, NY



COURTYARD MANHATTAN/MIDTOWN EAST

DENVER, CO



COURTYARD DENVER DOWNTOWN

SUBURBAN HOTELS

2 Hotels
590 Keys

3% of Portfolio by Revenue
100% Unencumbered by Management

ATLANTA, GA



ATLANTA MARRIOTT ALPHARETTA

BETHESDA, MD



EMBASSY SUITES BETHESDA

Notes: Revenue is trailing twelve months as of Q3 2023

6

Q3 2023 PERFORMANCE HIGHLIGHTS

DIAMONDROCK HOSPITALITY

Q3 RESULTS

Total Revenue Up 12% vs 2019 and Flat to 2022
RevPAR Ahead of Expectations

Q3 Comparable Results:

- Revenue: $277.1MM, +0.1% vs 2022 and +12.0% vs 2019
- RevPAR: $210.03, -1.1% vs 2022 and +7.6% vs 2019
- TRevPAR: $312.35, -0.1% vs 2022 and +11.6% vs 2019
  - Sequential year-over-year improvement in resorts from Q2
- Departmental Operating Expenses increased 1.4% despite disruption, flat revenues, and 140bps higher occupancy
- Hotel Adj. EBITDA: $81.1MM, -6.6% vs 2022 and +8.9% vs 2019
  - $2.0MM from The Dagny conversion disruption
  - $2.8MM due to Chicago property tax relief recognized in prior year
  - $1.9MM due to insurance policy renewal (April 2023) – Q3 reflects full quarter impact of higher costs
- Aggressive asset management initiatives resulted in:
  - Other Income increased by 8.5%
  - Comparable F&B Profit Margins increased 50bps vs 2022 despite food inflation
  - Beverage Margins increased 140bps

2023 Comparable Results	Q1	Q2	Q3
RevPAR vs 2022	16.8%	0.6%	-1.1%
RevPAR vs 2019	13.7%	8.0%	7.6%


KIMPTON HOTEL PALOMAR PHOENIX





7

IMPROVING LEISURE DEMAND Resort Revenue Still 25%+ above 2019, Q3 Resorts Adj. Hotel EBITDA Up 23% vs 2019 Resort RevPAR vs 2022 Resort RevPAR vs 2019 THE LANDING RESORT & SPA TRANQUILITY BAY RESORT THE HYTHE, A LUXURY COLLECTION HOTEL Q3 TRevPAR vs 2022 +15.2% +10.4% +9.3% 500 bps improvement from prior quarter 8 4.4 Days Per Week 2019 Days Per Week in Office of an Average US Office Worker 3.4 Days Per Week Post-Pandemic Days Per Week in Office of an Average US Office Worker 2.7B Incremental Days of Locational Flexibility Resort RevPAR Finding New Baseline Tremendous Upside Opportunity with Locational Flexibility Source: CBRE Hotels Research 94% 87% 92% 130% 131% 124% 0% 20% 40% 60% 80% 100% 120% 140% Q1 Q2 Q3 Q1 Q2 Q3

STRONG GROUP PACE – FAVORABLE FOOTPRINT 2023 Comparable Group Revenue Expected to Exceed 2019 (Rates Up, but Room Nights ~10% below 2019) 2024 Group Revenue Pace Up 23% vs 2022 DRH’s Geographic Footprint Well-Positioned for Group Recovery MARKET % of 2022A EBITDA 2019 2022 2023E 2024E 2025E CHICAGO 14% 1,142 1,153 1,047 1,184 1,084 BOSTON 10% 349 330 426 389 366 SAN DIEGO 3% 732 660 811 906 831 PHOENIX 2% 291 305 368 332 290 WASHINGTON, DC 1% 387 400 297 450 364 TOTALS 30% 2,901 2,848 2,948 3,262 2,935 WESTIN WASHINGTON, D.C. CITY CENTER CHICAGO MARRIOTT WESTIN BOSTON SEAPORT DISTRICT 2024 Group Revenue Pace as of Q3 vs 2022 +59.1% +43.9% +17.8% Strong Citywide Convention Room Nights (Units’000) 600 700 800 2019 2022 2023 G ro u p R o o m N ig h ts ( ‘0 0 0 ) A return to 2019 level group room nights represents $34MM incremental room revenue and additional out of room spend Source: CBRE Hotels Research, Center for Exhibition Industry Research’s Index 0% 20% 40% 60% 80% 100% 120% 2019 2022 2023 2024 Convention Volume Forecast Indexed to 2019 Group Demand Recovering Fast in 2023, with 2024 US Convention Volume to Exceed 2019 Significant Upside Potential in Full Year Group Revenue 9

MODEST GAINS IN BUSINESS TRANSIENT Q3 Business Transient Demand Up 5.9% vs 2022 - Modest Gains, Though Still Below Prior Peak Corporate Transient Expected to Continue to Improve, Albeit Slowly 10 • Working Closely with Operators • Channel Shift • Occupancy vs Rate Trade Offs Business Travel (GDS) Share of Total Demand vs Percent of 2019 Levels Strong Focus on Maximizing Business Transient Revenue Strategies THE GWEN, A LUXURY COLLECTION HOTEL Source: CBRE Hotels Research, Kalibri Labs

DRIVERS OF U.S. LEISURE HOTEL GROWTH – DEMOGRAPHIC SHIFTS

DiamondRock Hospitality

Per CBRE, population growth in two of the heaviest traveling segments (Millennials & Baby Boomers) with more flexibility, more money, and desire for more experiences should lead to more leisure travel

U.S. Population by Age Segment Over Time (in Millions)



60.8
71.5
62.3
90.4
2010
2030
Peak Travel Years
Family Formation/Millenials (25-39)
Active Retirement/Baby Boomers (55-79)

Leisure Set vs Urban Set vs Overall US RevPAR Indexed to 1987



600%
500%
400%
300%
200%
100%
0%
Leisure Set
Urban Set
Total US Lodging Market
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: CBRE Hotel Research, CBRE Econometric Advisors

MORE PEOPLE

+

MORE FLEXIBILITY

+

MORE EXPERIENTIAL

=

EXTRAORDINARY LEISURE DEMAND

11

SMART MARKET ALLOCATION 70% 75% 80% 85% 90% 95% 100% 105% 110% DRH APLE HST XHR PK RLJ SHO PEB 2023E 2024E Note: Consensus EBITDA estimates are per Factset database as of 10/30/23, average excludes DRH INDEX YEAR 2019 2023 Average 86% 2024 Average 87% EBITDA CONSENSUS ESTIMATES INDEXED TO 2019 12

CONSISTENT OUTPERFORMANCE AGAINST PEERS Q3 2023 HOTEL EBITDA GROWTH VS PEERS (vs. Q3 2019) Average1: -5% Source: Company Filings 1. Average excludes DRH 2. APLE no longer providing 2019 comparable results Q3 2023 PEER PERFORMANCE (vs. Q3 2019) DRH AVG1 PEB XHR HST APLE2 RLJ SHO PK ADR Growth +17% 13% 14% 16% 16% 6% 14% 11% Occupancy Growth -7% -12% -13% -16% -10% -8% -14% -10% RevPAR Growth +9% 1% 0% -3% 4% 7% -2% -2% 0% Adj. FFO per Share Growth -4% -15% -21% -45% 17% 0% -13% -21% -25% 13 9% 6% -1% -5% -10% -11% -12% DRH HST XHR PK SHO RLJ PEB

HIGH QUALITY, LIQUID PORTFOLIO

DiamondRock Hospitality

GROUND LEASE EXPOSURE

COMPANY	PERCENT OF ROOMS	TENOR OF THE FIVE SHORTEST LEASES	NO. OF LEASED HOTELS
PEB[1]	41%	27 Years	18 Hotels
HST	30%	19 Years	19 Hotels
PK[2]	23%	16 Years	15 Hotels
PEER AVERAGE	31%	23 Years	17 Hotels
DRH[3]	20%	58 Years	6 Hotels
SHO[4]	15%	48 Years	1 Hotels
XHR[5]	8%	72 Years	2 Hotels

BRAND MANAGEMENT EXPOSURE

COMPANY	PERCENT OF MANAGEMENT CONTRACTS
XHR	84%
HST	87%
PK	90%
SHO	73%
PEER AVERAGE	84%
PEB	24%
DRH	6%

BENEFITS OF LOW EXPOSURE

- Strong residual value
- More financial flexibility
- Reduced operating leverage
- Increased earnings transparency

VALUATION PREMIUM

UNENCUMBERED VS. ENCUMBERED 15% TO 20%

BENEFITS OF LOW EXPOSURE

- Terminable at will
- Enhanced asset liquidity
- Superior cost controls
- 50-100bp cap rate improvement

Source: Latest company filings
1. Includes restaurant ground lease at Southernmost Beach Resort
2. Excludes room count of Parc 55 San Francisco and Hilton San Francisco Union Square
3. Excludes The Worthington garage ground lease and Hotel Clio patio ground lease as they are not critical to operations and Kimpton Palomar Phoenix lease due to perpetual purchase rights
4. Excludes JW Marriott New Orleans airspace lease
5. Excludes Hyatt Regency Santa Clara due to purchase rights

14

NO MATERIAL NEAR-TERM MATURITIES FLEXIBLE BALANCE SHEET Note: Mortgages reflect balance at scheduled maturity, $500MM+ Total Available Liquidity 29% Total Debt to Gross Book Value 3.8x Net Debt to TTM EBITDA Note: As of September 30, 2023, excludes cash held at hotels DEBT MATURITY SCHEDULE ($MM) SIGNIFICANT LIQUIDITY AND DRY POWDER AVAILABLE $0 $73 $291 2023 2024 2025 LOW LEVERAGE VS PEERS Low Leverage 8.3 7.7 7.6 6.2 5.5 5.4 5.1 4.9 4.2 3.8 2.9 2.3 PEB HT INN RLJ PK CLDT RHP XHR DRH APLE SHO HST Source: Baird Hotel Comp Sheet (11/6/23), Net Debt + Preferred / EBITDA 2022 High Leverage NET DEBT + PREFERRED TO EBITDA Note: As of September 30, 2023, cash excludes cash held at hotels, debt excludes preferred capital 15

DEMONSTRATED TRACK RECORD OF DRIVING GROWTH 16 27.4% 42.8% 2 $500MM+ Invested in ROI Projects Over the Last 5 Years Q3’23 RevPAR Increase vs 2019 for Last 4 Repositioned Hotels1 Q3’23 Hotel Adj. EBITDA Increase vs 2019 for Last 4 Repositioned Hotels1 We continue to drive the identification and execution of additional value-add ROI projects Additional Comprehensive Repositionings Underway to be Completed in 2024 1. Excludes The Dagny repositioning which was just completed in August 2023

March 2022 July 2021 November 2021 JW MARRIOTT CHERRY CREEKSONOMA RENAISSANCE VAIL MARRIOTT November 2021 SHERATON KEY WEST COMPLETED REPOSITIONINGS HILTON BOSTON August 2023 17

ROI CASE STUDIES - THE DAGNY • Completion: August 1, 2023 • Total Cost: $32MM • Increase Cost over Hilton Renovation: $5MM • Incremental NOI for Independent hotel: $1MM • Exit value increase: $14MM-30MM (50-100 bps on cap rate) +36% +83% REVPAR EBITDA ($MM) $9.2 $16.8 2023F 2027F $211 $287 2023F 2027F Conversion from Hilton Boston to The Dagny Conversion from Hilton brand to an independent lifestyle hotel with renovated rooms and bathrooms, a state-of-the-art gym, improved meeting spaces, and a new sense of arrival 18

ROI CASE STUDIES – THE LODGE AT SONOMA ADR +49%+27% +24% REVPAR EBITDA ($MM) Conversion from Sonoma Renaissance to The Lodge at Sonoma, Autograph Collection Cottage enhancements, chef restaurant, guest room showers, and landscaping enhancements $7.2 $8.9 TTM Q3'19 TTM Q3'23 $223 $283 TTM Q3'19 TTM Q3'23 $306 $456 TTM Q3'19 TTM Q3'23 TREVPAR $377 $477 TTM Q3'19 TTM Q3'23 +27% 19

ROI CASE STUDIES – THE HYTHE VAIL, A LUXURY COLLECTION RESORT

DiamondRock Hospitality

Conversion from Vail Marriott to The Hythe, a Luxury Collection Resort

Multi-year comprehensive renovation, new spa, new sense of arrival and F&B experiences






+36%
$275
$374
TTM Q3'19
TTM Q3'23
TREVPAR
+39%
$181
$251
TTM Q3'19
TTM Q3'23
REVPAR
+51%
$296
$446
TTM Q3'19
TTM Q3'23
ADR
+70%
$10.0
$17.1
TTM Q3'19
TTM Q3'23
EBITDA
($MM)

20

ROI CASE STUDIES – MARGARITAVILLE BEACH HOUSE +56%+60% +92% ADR REVPAR EBITDA ($MM) $6.0 $11.5 TTM Q3'19 TTM Q3'23 Conversion from Sheraton Key West to Margaritaville Beach House, Key West Expanded bar, renovated rooms, added pool entertainment, and new sense of arrival $203 $325 TTM Q3'19 TTM Q3'23 $256 $398 TTM Q3'19 TTM Q3'23 TREVPAR $249 $442 TTM Q3'19 TTM Q3'23 +78% 21

2023 ROI PROJECTS IN PROGRESS Conversion to Curio brand and a new chef-driven restaurant • Est. Completion: Summer 2024 • Total Cost: $8.6MM • Stabilized Yield on Cost: 10% • Adds an additional lifestyle hotel to the portfolio • Expected to enhance exit value Repositioning and rebranding the hotel to a lifestyle boutique • Est. Completion: Late 2024 • Total Cost: $12.7MM • Stabilized Yield on Cost: 10% Hilton Burlington Lake Champlain Bourbon Orleans Hotel 22

COURTYARD DENVER DOWNTOWNLAKE AUSTIN SPA RESORT ORCHARDS INN POTENTIAL LONGER TERM CAPITAL PROJECTS Repositioning to Integrate with L’Auberge de Sedona Exploring Adding More Waterfront Guest Rooms Courtyard Denver Downtown Franchise Expiration in 2027 Potential Upbranding and Expansion 23

THE LANDING WESTIN BOSTON SEAPORT HENDERSON PARK INN POTENTIAL LONGER TERM CAPITAL PROJECTS The Westin Boston Seaport District Franchise Expiration in 2026 Value Creation Opportunity Currently 37 Rooms Entitled for 135 Ocean- Front Units Exploring Adding 20% More Guest Rooms 24

CAVALLO POINTTRANQUILTY BAY CHICO HOT SPRINGS POTENTIAL LONGER TERM CAPITAL PROJECTS Exploring Installation of a New Marina Exploring Adding New Cabins Exploring Spa Expansion 25

RECENT ACQUISITIONS OUTPERFORMING UNDERWRITING HENDERSON PARK INN (DESTIN, FL) TRANQUILITY BAY (MARATHON, FL)KIMPTON FORT LAUDERDALE BEACH (FT LAUDERDALE, FL)LAKE AUSTIN SPA RESORT (AUSTIN, TX) 7 HOTELS ACQUIRED IN THE PAST TWO YEARS $440MM+ CAPITAL DEPLOYED 11.6X 2022 EBITDA MULTIPLE OVER ACQUISITION PRICE EXCL. CHICO HOT SPRINGS RESORT CHICO HOT SPRINGS RESORT (PARADISE VALLEY, MT) BOURBON ORLEANS HOTEL (NEW ORLEANS, LA) HENDERSON BEACH RESORT (DESTIN, FL) 26

ACQUIRED CHICO HOT SPRINGS RESORT

DIAMONDROCK HOSPITALITY



KEY DEAL HIGHLIGHTS

- Acquisition of an authentic western-style, geothermal hot spring resort located in Paradise Valley, a major river valley of the Yellowstone River renown for world-class fly fishing
- Convenient to famous Roosevelt Arch, the popular and *only* year-round vehicle entrance to Yellowstone National Park
- #1 in TripAdvisor, Recognized by Conde Nast and T&L
- Fee simple, unencumbered by brand or management
- Pricing: $27MM ($230k/key, 8.4% NOI on 2022A) for 153-acre resort and $6MM ($9,600/acre) for the 595-acre ranch
- Stabilization by 2026 at **10.5% NOI yield** on total investment


CHICO

ACQUISITION DATE	8/1/23
PURCHASE PRICE	$33.0 MILLION
LOCATION	Paradise Valley/Yellowstone, MT
NUMBER OF ROOMS	117
NUMBER OF ACRES	748


BELGRADE
BOZEMAN
LIVINGSTON
MONTANA
EMIGRANT
Est. 1900
CHICO
HOT SPRINGS RESORT & DAY SPA
BIG SKY
GARDINER
WYOMING
YELLOWSTONE NATIONAL PARK
WEST

UPSIDE OPPORTUNITIES

- **Owner-operated for over 120 years**
- **Significant incremental revenue and profit in resort**
  - 2023/24 Room Rates largely unchanged from 2019
  - Implement revenue management
  - Streamline and optimize room types
  - Broaden distribution channels of resort
  - Enhance and improve technology & systems
- **ROI Opportunities**
  - Add additional cabins and experiential room types
  - Introduction of a resort fee
  - Internalize and expand spa operations
  - Monetize excess land to reduce investment basis
  - Build workforce housing units
  - Events & Tour partnership with adjacent Yellowstone Film Ranch www.yellowstonefilmranch.com
- **ESG Benefits & Opportunities**
  - Heated by renewable geothermal energy
  - Opportunities to install eco-lodging, wind and solar

ABOUT CHICO HOT SPRINGS RESORT

- The four-season, full-service resort offers miles of trails for hiking, mountain biking, horseback riding and disc golf as well as expeditions for fly fishing, rock climbing, dog sledding, snowshoeing and cross-country skiing
- One of the region's best restaurants, the historic Dining Room is led by a James Beard award semi-finalist and is consistently recognized with Wine Spectator's Best of Award of Excellence.

SIGNIFICANT REVENUE POTENTIAL

2022 vs. 2019 RevPAR Growth


CHICO HOT SPRINGS RESORT
2%
RevPAR Opportunity
Bozeman/Yellowstone
55%
Montana
45%
0%
20%
40%
60%

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of August 2 2023. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

27

ESG ACCOMPLISHMENTS – GRESB RESULTS GRESB ANNUAL RESULTS VS PEER GROUP 2017 2018 2019 2020 2021 2022 2023 DRH GRESB Score 53 75 81 84 86 82 85 Peer Score Average 57 58 69 69 72 65 77 Index to Peer Score Average 93% 129% 117% 122% 119% 126% 110% 2023 DRH GRESB SCORE & RECOGNITION 4th Consecutive Year Recognized as Sector Leader GRESB REAL ESTATE ASSESSMENT  Ranked 1st GRESB Score among U.S. Listed Hotels  Ranked 2nd GRESB Score among Listed Hotels  Ranked 18th GRESB Score among U.S. Listed Companies (Top 15%) 28 GRESB PUBLIC DISCLOSURE  Ranked 1st within the U.S. Hotels with a score of “A” compared to the Peer Group Average of “B” and the GRESB Global Average of “B”

ESG METRICS

DiamondRock Hospitality

ENERGY REDUCTION

↓ 13%

Reduction in **Energy Intensity** (kWh per ft^2) Since 2019

↓ 18%

Reduction in **Emissions Intensity** (kgCO2e per ft^2) Since 2019

↑ 27%

Increase in **% Renewables** Since 2019

Common Practices at Properties

- *Energy Star Portfolio Manager Benchmarking*
- *Preventive Maintenance Plans*
- *LED Light Bulbs*
- *Digital Thermostats in Guest Rooms*
- *Occupancy Sensors and Other Energy Conservation Measures*

WATER REDUCTION

↓ 18%

Reduction in **Water Intensity Gallons per ft^2** Since 2019

↑ 34%

Increase in **Water Intensity Gallons per Occupied Room** Since 2019

Due to reduced occupancy rates during pandemic and post-pandemic periods, along with enhanced cleaning and sanitization procedures to minimize the risk of Covid-19 transmission

Common Practices at Properties

- *Low Flow Showerheads & Faucets*
- *Low or Dual Flow Toilets*
- *Water Efficiency Programs*
- *Native or Drought Tolerant Landscaping*
- *Smart Irrigation Systems*

WASTE REDUCTION

↓ 27%

Reduction in **Waste Intensity Pounds per occupied room** Since 2019

↑ 15 percentage points

Increase in **Waste Diversion Rate** Since 2019

Common Practices at Properties

- *Compost Food Waste*
- *Elimination/Reduction of Single Use Plastics*
- *Donation of Excess Food to Community Kitchens*
- *Food Waste Measurement*
- *Recent Waste Stream Audit or Waste Assessment*

29

EXTENSIVE MANAGEMENT AND HOSPITALITY EXPERIENCE

DIAMONDROCK HOSPITALITY



- Co-founded DRH in 2004 and successfully led its IPO in 2005
- Named Forbes' list of America's Most Powerful CEOs 40 and Under and a finalist for the E&Y Entrepreneur of the Year Award
- Extensive background in real estate, capital markets, and structured finance

MARK W. BRUGGER
CO-FOUNDER
PRESIDENT, CEO AND DIRECTOR



- Joined as CFO in 2019
- Previously Managing Director at Wells Fargo Securities where he co-founded Real Estate & Lodging Equity Research
- Served as AVP at AEW Capital Management, LP overseeing asset management and capital market transactions for diversified commercial real estate portfolio

JEFFREY J. DONNELLY
EXECUTIVE VP AND CFO



- Joined as COO in 2022
- Previously was at Walton Street Capital, LLC for 23 years, most recently as Senior Principal overseeing hotel investments. During his tenure, he oversaw hotel asset management which included 60 branded and independent hotels totaling over 20,000 rooms

JUSTIN L. LEONARD
EXECUTIVE VP AND COO



- Joined as General Counsel in 2010
- Previously worked for Marriott for 17 years initially as Assistant General Counsel and then as Senior Vice President for the Global Asset Management Group
- Prior to joining Marriott, worked as an Associate at a New York law firm

WILLIAM J. TENNIS
EXECUTIVE VP, GENERAL COUNSEL
AND CORPORATE SECRETARY



- Joined as CIO in 2014
- Previously was Chief Investment Officer at Loews Hotels & Resorts
- Prior to that, served in senior investment roles with Kimpton Hotels and MeriStar Hospitality Corporation

TROY G. FURBAY
EXECUTIVE VP AND CIO



- Joined DRH in 2007
- Promoted to Chief Accounting Officer in 2014 and Treasurer in 2018
- Prior to DRH, was VP of Finance and Accounting for MeriStar Hospitality Corporation

BRIONY R. QUINN
SENIOR VP AND TREASURER

30